[LOGO]                                       Common Stock Proxy Card
____________________________________________________________________

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
             OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1996, AT 10:00 A.M.
            AT THE AIRPORT HOLIDAY INN, 6111 FLEUR DRIVE, DES MOINES, IOWA

The undersigned hereby appoints R.E. Christianson, J.S. Rozema and P.J. Leighton, and each of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of MidAmerican Energy Company represented hereby at the Annual Meeting of Shareholders to be held on Wednesday, April 24, 1996, and at all adjournments thereof.

Your vote for the election of directors may be indicated below. Nominees are:
J.W. Aalls, B.T. Asher, S.J. Bright, R.A. Burnett, R.D. Christensen, R.E. Christiansen, J.W. Colloton, F.S. Cottrell, J.W. Eugster, M. Foster, Jr., N. Gentry, J.M. Hoak, Jr., R.L. Lawson, R.L. Peterson, N.L. Seifert, W.S. Tinsman, and L.L. Woodruff.

PLEASE VOTE, DATE AND SIGN BELOW. DETACH THE LOWER PART OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO AUTOMATICALLY BY CASTING YOUR VOTE AT THE MEETING. THIS PROXY CARD WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL BE VOTED FOR EACH OF ITEM 1 (ALL NOMINEES). ITEM 2 (HOLDING COMPANY PROPOSAL) AND ITEM 3 (1995 LONG-TERM INCENTIVE PLAN).

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A PROPER REPRESENTATION AT THIS IMPORTANT MEETING.

                                         TOLL FREE SHAREHOLDER
                                         INFORMATION NUMBERS
                                         Local (Des Moines).............281-2560
                                         Outside Des Moines.......1-800-247-6211
INSTRUCTIONS

1.  Review and complete the Proxy Card;
    be sure to SIGN the card.

2.  Detach and return the SIGNED Proxy Card
    in the enclosed return envelope.

                                     DETACH HERE
                        MidAmerican Energy Company Proxy Card

ITEM 1 - ELECTION OF     / / FOR all nominees          / / WITHHOLD AUTHORITY
         DIRECTORS           (except as marked to          to vote for all
         (mark only          the contrary below)           nominees
         one box)

_______________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2 AND ITEM 3.

ITEM 2 - Approval of the Agreement and Plan
         of Exchange               / / FOR   / / AGAINST    / / ABSTAIN

ITEM 3 - Approval of 1995 Long-Term Incentive Plan
                                   / / FOR   / / AGAINST    / / ABSTAIN

IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE ITEM 1,
ITEM 2 AND ITEM 3.

   MIDAMERICAN ENERGY COMPANY                     DATED__________________, 1996
1996 ANNUAL MEETING OF SHAREHOLDERS               _____________________________
    APRIL 24, 1996, 10:00 A.M.                    SIGNATURE
       AIRPORT HOLIDAY INN                        _____________________________
6111 FLEUR DRIVE, DES MOINES, IOWA                SIGNATURE IF SHARES HELD
                                                  JOINTLY

                                                  PLEASE SIGN EXACTLY AS NAME
                                                  APPEARS OPPOSITE. EXECUTORS,
                                                  TRUSTEES, AND ADMINISTRATORS
                                                  AND OTHER FIDUCIARIES SHOULD
                                                  SO INDICATE.

[LOGO]                                                  Common Stock Proxy Card
_______________________________________________________________________________
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
      MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1996, AT 10:00 A.M.
        AT THE AIRPORT HOLIDAY INN, 6111 FLEUR DRIVE, DES MOINES, IOWA

The undersigned hereby appoints R.E. Christianson, J.S. Rozema and P.J. Leighton, and each of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of MidAmerican Energy Company represented hereby at the Annual Meeting of Shareholders to be held on Wednesday, April 24, 1996, and at all adjournments thereof.

Your vote for the election of directors may be indicated below. Nominees are:
J.W. Aalls, B.T. Asher, S.J. Bright, R.A. Burnett, R.D. Christensen, R.E. Christiansen, J.W. Colloton, F.S. Cottrell, J.W. Eugster, M. Foster, Jr., N. Gentry, J.M. Hoak, Jr., R.L. Lawson, R.L. Peterson, N.L. Seifert, W.S. Tinsman, and L.L. Woodruff.

PLEASE VOTE, DATE AND SIGN BELOW. DETACH THE LOWER PART OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO AUTOMATICALLY BY CASTING YOUR VOTE AT THE MEETING. THIS PROXY CARD WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL BE VOTED FOR EACH OF ITEM 1 (ALL NOMINEES), ITEM 2 (HOLDING COMPANY PROPOSAL) AND ITEM 3 (1995 LONG-TERM INCENTIVE PLAN).

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A PROPER REPRESENTATION AT THIS IMPORTANT MEETING.


INSTRUCTIONS

1.  Review and complete the Proxy Card;
    be sure to SIGN the card.

2.  Detach and return the SIGNED Proxy Card
    in the enclosed return envelope.

3. If you plan on attending the Annual Meeting, please obtain from your broker and bring with you to the meeting, evidence of ownership of MidAmerican Energy Company
    Common Stock.

                                     DETACH HERE
                        MidAmerican Energy Company Proxy Card

ITEM 1 - ELECTION OF     / / FOR all nominees          / / WITHHOLD AUTHORITY
         DIRECTORS           (except as marked to          to vote for all
         (mark only          the contrary below)           nominees
         one box)

_______________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2 AND ITEM 3.

ITEM 2 - Approval of the Agreement and Plan
         of Exchange               / / FOR   / / AGAINST    / / ABSTAIN

ITEM 3 - Approval of 1995 Long-Term Incentive Plan
                                   / / FOR   / / AGAINST    / / ABSTAIN

IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE ITEM 1,
ITEM 2 AND ITEM 3.

                                                  DATED__________________, 1996
                                                  _____________________________
                                                  SIGNATURE
                                                  _____________________________
                                                  SIGNATURE IF SHARES HELD
                                                  JOINTLY

                                                  PLEASE SIGN EXACTLY AS NAME
                                                  APPEARS OPPOSITE. EXECUTORS,
                                                  TRUSTEES, AND ADMINISTRATORS
                                                  AND OTHER FIDUCIARIES SHOULD
                                                  SO INDICATE.

[LOGO]                                        Retirement Savings Plan Proxy Card
________________________________________________________________________________

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
      MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1996, AT 10:00 A.M.
        AT THE AIRPORT HOLIDAY INN, 6111 FLEUR DRIVE, DES MOINES, IOWA

The undersigned hereby appoints R.E. Christianson, J.S. Rozema and P.J. Leighton, and each of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of MidAmerican Energy Company represented hereby at the Annual Meeting of Shareholders to be held on Wednesday, April 24, 1996, and at all adjournments thereof.

Your vote for the election of directors may be indicated below. Nominees are:
J.W. Aalls, B.T. Asher, S.J. Bright, R.A. Burnett, R.D. Christensen, R.E. Christiansen, J.W. Colloton, F.S. Cottrell, J.W. Eugster, M. Foster, Jr., N. Gentry, J.M. Hoak, Jr., R.L. Lawson, R.L. Peterson, N.L. Seifert, W.S. Tinsman, and L.L. Woodruff.

PLEASE VOTE, DATE AND SIGN BELOW. DETACH THE LOWER PART OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE RETIREMENT SAVINGS PLAN PARTICIPANT. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL NOT BE VOTED.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A PROPER REPRESENTATION AT THIS IMPORTANT MEETING.


INSTRUCTIONS

1.  Review and complete the Proxy Card;
    be sure to SIGN the card.

2.  Detach and return the SIGNED Proxy Card
    in the enclosed return envelope.


     MIDAMERICAN ENERGY COMPANY
1996 ANNUAL MEETING OF SHAREHOLDERS
     APRIL 24, 1996, 10:00 A.M.
        AIRPORT HOLIDAY INN
6111 FLEUR DRIVE, DES MOINES, IOWA


                                     DETACH HERE
                        MidAmerican Energy Company Proxy Card
ITEM 1 - ELECTION OF     / / FOR all nominees             / / WITHHOLD AUTHORITY
         DIRECTORS           (except as marked to             to vote for all
         (mark only          the contrary below)              nominees
         one box)

_______________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2 AND ITEM 3.

ITEM 2 - Approval of the Agreement and Plan
         of Exchange               / / FOR   / / AGAINST    / / ABSTAIN

ITEM 3 - Approval of 1996 Long-Term Incentive Plan
                                   / / FOR   / / AGAINST    / / ABSTAIN
         IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL NOT BE VOTED.


                                   DATED_________________________________, 1996
                                   ____________________________________________
                                   SIGNATURE
                                   Please sign exactly as name appears opposite.